Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1648

         The Dow Jones Select Dividend Index Strategy Portfolio 2016-2

                          Supplement to the Prospectus

As a result of a previously announced spinoff, on May 16, 2016, holders of WestRock Company ("WRK") shares received one share of Ingevity Corporation ("NGVT") common stock for every six shares of WRK common stock held as of the close of business on May 4, 2016. Fractional shares of NGVT were not issued in this spinoff, and consequently cash was distributed pro rata for any such fractional amounts.

Notwithstanding anything to the contrary in the prospectus, your Portfolio now holds, and will continue to purchase, shares of both WRK and NGVT.

Supplement Dated:   May 17, 2016